Exhibit 10.1

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of the 15th day of July, 2019 (the “Effective Date”), by and among BR CARROLL KELLER CROSSING, LLC, a Delaware limited liability company (“Sovereign Seller”), BR-TBR LAKE BOONE NC OWNER, LLC, a Delaware limited liability company (“BR-TBR TIC”), TriBridge Co-Invest 29 Lake Boone Owner, LLC, a Georgia limited liability company (“Co-Invest TIC”), LB One Leigh House Owner, LLC, a Delaware limited liability company (“LB One TIC”), Coyote Leigh House Capital Owner, LLC, a Delaware limited liability company (“Coyote TIC”), TBR LHP TIC, LLC, a Georgia limited liability company (“TBR TIC”; BR-TBR TIC, Co-Invest TIC, LB One TIC, Coyote TIC, and TBR TIC collectively, “Leigh House Seller”), and BR PRESTON VIEW, LLC, a Delaware limited liability company (“Preston View Seller”; Sovereign Seller, Leigh House Seller, or Preston View Seller, as applicable, are sometimes each referred to individually herein as a “Seller” and collectively as the “Sellers”), and KRE TOPAZ PORTFOLIO INVESTOR LLC, a Delaware limited liability company (“Purchaser”)

RECITALS

A.           Sellers and Purchaser are parties to that certain Purchase and Sale Agreement dated as of June 17, 2019, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of June 17, 2019, as modified by that certain Joinder Agreement to Purchase and Sale Agreement dated as of July 8, 2019 (collectively, the “Agreement”) for the purchase and sale of the following properties: (i) the property located in Fort Worth, Tarrant County, Texas, commonly known as The Sovereign Apartments, (ii) the property located in Raleigh, Wake County, North Carolina, commonly known as Leigh House Apartments , and (iii) the property located in Morrisville, Wake County, North Carolina, commonly known as Preston View Apartments, each as further described in the Agreement.

B.           Preston View Seller and Purchaser desire to further amend the terms of the Agreement with respect to the Preston View Property, pursuant to the terms and conditions of this Amendment.

NOW THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.          Incorporation of Recitals; Definitions.  The foregoing recitals are incorporated herein.  Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Agreement.

2.          Preston View Property Code Violations.  Section 3.3(g) of the Agreement is hereby amended by deleting the last sentence of such section in its entirety and replacing it with the following language:

“The parties hereby acknowledge that the Preston View Property Code Violations will not be fully cured by the Closing.  Accordingly, Preston View Seller and Purchaser shall, at Closing, enter into an escrow agreement, in the form attached hereto as Exhibit “A” (the “Holdback Escrow Agreement”), to provide a full settlement with respect to all of Seller’s obligations in connection with the Preston View Property Code Violations.  Purchaser and Preston View Seller’s respective executed counterparts to the Holdback Escrow Agreement shall be deemed a “Purchaser Closing Delivery” and a “Seller Closing Delivery” as contemplated in Sections 6.1 and 6.2 of the Agreement, respectively.”

3.          Ratification and No Further Amendment.  As modified by this Amendment, the Agreement is fully ratified, adopted and approved by the parties hereto effective as of the date hereof.  Except as expressly set forth herein, the Agreement remains unmodified and in full force and effect.

4.          Miscellaneous.  This Amendment may be executed in multiple counterparts each of which shall be deemed an original but together shall constitute one and the same instrument.

5.          Signatures.  Signatures to this Amendment transmitted by telecopy or electronic transmission (for example, through use of a Portable Document Format or “PDF” file) shall be valid and effective to bind the party so signing.

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IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be duly executed and delivered, effective as of the Effective Date.

SELLER:

BR CARROLL KELLER CROSSING, LLC,
a Delaware limited liability company

By:	/s/ Jordan B. Ruddy
Name: Jordan B. Ruddy
Title: Authorized Signatory

BR-TBR LAKE BOONE NC OWNER, LLC,
a Delaware limited liability company

By:	BR-TBR Lake Boone Capital Member, LLC, a Delaware limited liability company, its Sole Member

By:	BRG Denim Scottsdale TIC-1 Manager, LLC, a Delaware limited liability company, its Manager

By:	/s/ Jordan B. Ruddy
Name: Jordan B. Ruddy
Title: Authorized Signatory

TRIBRIDGE CO-INVEST 29 LAKE BOONE OWNER, LLC, a Georgia limited liability company

By:	BR SOIF II Manager, LLC, a Delaware limited liability company, its Manager

By:	/s/ Jordan B. Ruddy
Name: Jordan B. Ruddy
Title: Authorized Signatory

TBR LHP TIC, LLC,
a Georgia limited liability company

By:	BR SOIF II Manager, LLC, a Delaware limited liability company, its Manager

By:	/s/ Jordan B. Ruddy
Name: Jordan B. Ruddy
Title: Authorized Signatory

LB One Leigh House Owner, LLC,
a Delaware limited liability company

By:	BR SOIF II Manager, LLC, a Delaware limited liability company, its Manager

By:	/s/ Jordan B. Ruddy
Name: Jordan B. Ruddy
Title: Authorized Signatory

Coyote Leigh House Capital Owner, LLC, a Delaware limited liability company

By:	BR SOIF II Manager, LLC, a Delaware limited liability company, its Manager

By:	/s/ Jordan B. Ruddy
Name: Jordan B. Ruddy
Title: Authorized Signatory

BR PRESTON VIEW, LLC, a Delaware limited liability company

By:	BR/CDP UCFP Venture, LLC, a Delaware limited liability company, its Sole Member

By:	BRG Denim Scottsdale TIC-2 Manager, LLC, a Delaware limited liability company, its Manager

By:	/s/ Jordan B. Ruddy
Name: Jordan B. Ruddy
Title: Authorized Signatory

PURCHASER:

KRE TOPAZ PORTFOLIO INVESTOR LLC,
a Delaware limited liability company

By:	/s/ Michael Friedland
Name:	Michael Friedland
Title:	Vice President

Exhibit “A”

Form of Escrow Holdback Agreement

Please see attached.